EXHIBIT 10.7(a)

                               FIRST AMENDMENT TO
                      UNSECURED REVOLVING CREDIT AGREEMENT


         This First  Amendment  to Unsecured  Revolving  Credit  Agreement  (the
"Amendment") is made as of November 24, 1997 by and among Equity Inns Partnership, L.P. and Equity Inns/West Virginia Partnership, L.P. (collectively, "Borrower"), The First National Bank of Chicago, individually and as "Administrative Agent", Credit Lyonnais New York Branch, individually and as "Syndication Agent" and certain other lenders shown on the signature pages hereof.

         Borrower, Administrative Agent, Syndication Agent and AmSouth Bank have entered into an Unsecured Revolving Credit Agreement dated as of October 10, 1997 (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

         The other Lenders party to this Amendment are becoming parties to the Credit Agreement as of the date of this Amendment by various assignment agreements from the initial Lenders. To induce such new Lenders to join in the Credit Agreement, the Borrower and the Lenders now desire to make certain minor corrections and clarifications to the provisions of the Credit Agreement as provided herein.

         Therefore, the Borrower, the Administrative Agent, the Syndication Agent and the Lenders agree as follows:

1. Modifications. The parties agree that the following Sections of the Credit Agreement are hereby amended as follows:

         (a) The definition of "Unencumbered Assets" in Section 1.1 is hereby amended by adding the words "100% of which, in the aggregate, are" in the first line thereof after "Properties" and before "owned".

         (b) Section 2.10(b) is hereby amended by deleting the second sentence thereof and replacing it with the following:

               Interest accrued on each Adjusted Alternate Base Rate Advance, LIBOR Advance and Swingline Loan shall be payable in arrears from time to time on each of (i) the first day of each calendar month, (ii) the Maturity Date, and (iii) the effective date of any termination of the Aggregate Commitment in full pursuant to Section 2.17.

         (c) Section 14.13(a)(i) is hereby amended by adding the words "modifies the provisions of Section 2.6 regarding the calculation of such interest and fees; or" at the end thereof.

         (d) Section 14.13(a)(iii) is hereby amended by adding the words "a voluntary reduction of the Aggregate Commitment under Section
               2.17 or" after the words "pursuant to" in line 2 thereof.

         (e) Section 15.1 and the Recitals are hereby amended by correcting the reference to Borrower's suite number to Suite 102.

         (f)   Exhibit  H to the  Credit  Agreement,  the form of  Compliance
               Certificate,   is  hereby  replaced  by  corrected  Exhibit  H
               attached hereto.

         (g) The Borrower hereby confirms that the Scope of Work for Environmental Investigations attached hereto as Exhibit I is the same document that was attached as Exhibit I to the Credit Agreement.

         (h) The Borrower hereby confirms that the word "None" should appear on Schedule 6.19 to the Credit Agreement and that
               Schedule  7.8 to the Credit  Agreement  should be identical to
               Schedule 6.9 thereof.

         (i) The Borrower hereby represents and warrants that the Unencumbered Assets listed on Schedule 6.26 are all owned by the Operating Partnership except for the Properties located in West Virginia, which are owned by EIP/WV.

2. Guarantors' Joinder. The Borrower has caused the Guarantors to execute and return a copy of this Amendment as indicated below.

3. Continued Effect. As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

4.       Counterparts.  This Amendment may be executed  in  counterparts,  which
         shall constitute  a  single   effective   and  binding   document  once
         the Administrative Agent has received a counterpart executed by each party hereto.


         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BORROWER:                           EQUITY INNS PARTNERSHIP, L.P.

                                    By:     Equity Inns Trust,
                                            its general partner


                                    By:     /s/ Donald H. Dempsey
                                            ---------------------
                                    Title:  CFO
                                            ---------------------



                                    EQUITY INNS/WEST VIRGINIA
                                    PARTNERSHIP, L.P.

                                    By:     Equity Inns Services, Inc.,
                                            its general partner


                                    By:     /s/ Donald H. Dempsey
                                            ---------------------
                                    Title:  CFO
                                            ---------------------

         The undersigned, as Guarantors under the Credit Agreement, hereby consent to and join in this Amendment and agree that the Guaranty shall continue in full force and effect.

                                    EQUITY INNS TRUST



                                    By:     /s/ Donald H. Dempsey
                                            ---------------------
                                    Title:  CFO
                                            ---------------------


                                    EQUITY SERVICES, INC.


                                    By:     /s/ Donald H. Dempsey
                                            ---------------------
                                    Title:  CFO
                                            ---------------------


                                    EQUITY INNS, INC.


                                    By:     /s/ Donald H. Dempsey
                                            ---------------------
                                    Title:  CFO
                                            ---------------------


LENDERS:                            THE FIRST NATIONAL BANK OF CHICAGO


                                    By:     /s/ Michael A. Parisi
                                            ---------------------
                                    Title:  Michael A. Parisi
                                            ---------------------
                                            Corporate Banking Officer


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:     /s/ Roderick Rohrbach
                                            ---------------------
                                    Title:  Senior Vice President
                                            ---------------------

                                    NATIONSBANK, N.A.


                                    By:     /s/ Kevin M. Brown
                                            ------------------
                                    Title:  Vice President
                                            ------------------


                                    PNC BANK, KENTUCKY, INC.


                                    By:     /s/ Lee Zoller
                                            --------------
                                    Title:  AVP
                                            --------------


                                    FIRST NATIONAL BANK OF COMMERCE


                                    By:     /s/ Felix Banton
                                            ----------------
                                    Title:  EVP
                                            ----------------

                                    NATIONAL BANK OF COMMERCE


                                    By:     /s/ Edward L. Simpson
                                            ---------------------
                                    Title:  First Vice President
                                            ---------------------


                                    CRESTAR BANK


                                    By:     /s/ Eric A. Lawrence
                                            ---------------------
                                    Title:  Senior Vice President
                                            ---------------------


                                    UNION PLANTERS NATIONAL BANK


                                    By:      /s/ Elizabeth Kause
                                             -------------------
                                    Title:   Vice President
                                             -------------------


                                    BANK HAPOALIM


                                    By:    /s/John M. Orpen  /s/ Michael J. Byrn
                                           -------------------------------------
                                    Title: John M. Orpen     Michael J. Byrn
                                           -------------------------------------
                                           Vice President    VP-Sr. Lending
                                           -------------------------------------
                                                             Officer
                                           -------------------------------------


                                    CHANG HWA COMMERCIAL BANK, LTD.,
                                    NEW YORK BRANCH


                                            /s/ Wan-Tu Yeh
                                    By:     WAN-TU YEH
                                            --------------------
                                    Title:  VP & General Manager
                                            --------------------


                                    FIRST TENNESSEE BANK


                                    By:     /s/ Bob Nieman
                                            --------------
                                    Title:  Vice President
                                            --------------


ADMINISTRATIVE AGENT:               THE FIRST NATIONAL BANK OF CHICAGO


                                    By:     /s/ Michael A. Parisi
                                            ---------------------
                                    Title:  Michael A. Parisi
                                            ---------------------
                                            Corporate Banking Officer

SYNDICATION AGENT:                  CREDIT LYONNAIS NEW YORK BRANCH


                                    By:     /s/ Roderick Rohrbach
                                            ---------------------
                                    Title:
                                            ---------------------


                                    AMSOUTH BANK


                                    By:     /s/ Lawrence Clark
                                            ------------------
                                    Title:  VP
                                            ------------------